                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.               )

         Filed by the Registrant  [x]
         Filed by a Party other than the Registrant  [ ]
         Check the appropriate box:
         [x] Preliminary Proxy Statement                          [ ]Confidential, for Use of the Com-
                                                                     mission Only (as permitted by
         [ ] Definitive Proxy Statement                              Rule 14a-6(e)(2))
         [ ]  Definitive Additional Materials
         [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Crown Crafts, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
         [x]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
              14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
         [ ]  $500 per each party to the controversy pursuant to Exchange Act
              Rule 14a-6(i)(3).
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          (1)  Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
          (5) Total Fee Paid:

- --------------------------------------------------------------------------------
          [ ]   Fee paid previously with preliminary materials:

- --------------------------------------------------------------------------------
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

- --------------------------------------------------------------------------------
          (2)  Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
          (3)  Filing Party:

- --------------------------------------------------------------------------------
          (4)  Date Filed:

- --------------------------------------------------------------------------------

                               CROWN CRAFTS, INC.
                       1600 RIVEREDGE PARKWAY, SUITE 200
                             ATLANTA, GEORGIA 30328

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

                 NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Crown Crafts, Inc., a Georgia corporation (the "Company") will be held August 8, 1995 at 10:00 a.m. at the Company's Calhoun, Georgia Distribution Center, 1093 Marine Drive, Calhoun, Georgia 30701, for the following purposes:

                 1. To elect three directors for a one-year term of office, four directors for a two-year term of office and three directors for a three-year term of office and in the alternative, if PROPOSAL 4, below, is not approved by the shareholders, to elect ten directors for one-year terms of office;

                 2. To consider and vote upon an amendment to the Company's Articles of Incorporation, as amended, which would increase the authorized shares of common stock of the Company from 15,000,000 to 50,000,000;

                 3. To consider and vote upon an amendment to the Company's Articles of Incorporation, as amended, which would authorize a new class of 10,000,000 preferred shares;

                 4. To consider and vote upon an amendment to the Company's Bylaws to divide the Company's Board of Directors into three classes, to serve staggered terms of office;

                 5. To consider and vote upon a proposal to adopt the Company's 1995 Stock Option Plan. A copy of the plan is included as Annex C to the Proxy Statement;

                 6. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

                 The Proxy Statement dated July 3, 1995 is attached. Common Stock shareholders of record on the books of the Company at the close of business on June 23, 1995 are entitled to notice of and to vote at the meeting.

                 We hope you will be able to attend the meeting in person, but, if you cannot be present, it is important that you sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope in order that your vote may be cast at the meeting.

                                      By Order of the Board of Directors


                                      Roger D. Chittum
                                      Secretary
July 3, 1995
Atlanta, Georgia

                               CROWN CRAFTS, INC.
                       1600 RIVEREDGE PARKWAY, SUITE 200
                            ATLANTA, GEORGIA  30328


                                PROXY STATEMENT


         This statement is furnished in connection with the solicitation by the Board of Directors of Crown Crafts, Inc. (the "Company") of proxies to be voted at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held August 8, 1995 at 10:00 a.m. at the Company's Calhoun Distribution Center, 1093 Marine Drive, Calhoun, Georgia 30701, and at any and all adjournments or postponements of such meeting.


                               PROXY SOLICITATION

         Any shareholder who executes and delivers a proxy has the right to revoke the proxy at any time before it is voted. A proxy may be revoked by (i) filing an instrument revoking the proxy with the Secretary of the Company, (ii) executing a proxy bearing a later date, or (iii) by attending and voting at the Annual Meeting. Properly executed proxies, timely returned, will be voted in accordance with the choices made by the shareholder with respect to the proposals listed thereon.

         If a choice is not made with respect to any proposal, the proxy will be voted "FOR" the election of directors as described under "PROPOSAL 1 - ELECTION OF DIRECTORS" below, "FOR" the approval of the amendments to the Company's Articles of Incorporation as described under "PROPOSALS 2 and 3 - AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK AND TO AUTHORIZE A NEW CLASS OF PREFERRED STOCK" below, "FOR" the approval of the amendment to the Company's Bylaws as described under "PROPOSAL 4 - AMENDMENT TO THE COMPANY'S BYLAWS TO CLASSIFY THE COMPANY'S BOARD OF DIRECTORS" below, and "FOR" the approval of the 1995 Stock Option Plan as described under "PROPOSAL 5
- - APPROVAL OF 1995 STOCK OPTION PLAN".

         Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. The amendments to the Company's Articles of Incorporation must be approved by the affirmative vote of two-thirds of the outstanding Common Stock which are entitled to vote at the Annual Meeting. The amendment to the Company's Bylaws and the 1995 Stock Option Plan must be approved by the affirmative vote of the holders of a majority of shares of outstanding Common Stock present, or represented by proxy and entitled to vote in the matter.

         Other than the matters set forth herein, management of the Company is not aware of any matters that may come before the meeting. If any other business should properly come before the meeting, the persons named in the enclosed proxy will have the discretionary authority to vote the shares represented by the effective proxies and intend to vote them in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by the use of the mails, the directors and officers of the Company may solicit proxies on behalf of management by telephone, telegram and personal interview. Such persons will receive no additional compensation for their solicitation activities and will be reimbursed only for their actual expenses in connection therewith. The Company will authorize banks, brokerage houses and other custodians, nominees or fiduciaries to forward copies of proxy material to the beneficial owners of shares or to request authority for the execution of the proxies and will reimburse such banks, brokerage houses and other custodians, nominees or fiduciaries for their out-of-pocket expenses incurred in connection therewith. The Notice of the Meeting, this Proxy Statement and the form of proxy were first mailed to shareholders on or about July 3, 1995.

                    VOTING RIGHTS AND PRINCIPAL SHAREHOLDERS

         At the close of business on June 23, 1995, the record date for determining the shareholders entitled to notice of and to vote at the meeting, there were _________ shares of common stock, $1.00 par value, of the Company (the "Common Stock") outstanding. Each share of Common Stock is entitled to one vote (non-cumulative) on all matters presented for shareholder vote. The presence in person or by proxy of the holders of a majority of the outstanding Common Stock constitutes a quorum for the transaction of business.

         Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes will have the same effect as a vote "AGAINST" in tabulations on all matters presented for shareholder vote.

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of June 1, 1995, by (i) each director of the Company, (ii) the five most highly compensated executive officers, (iii) all officers and directors as a group, and (iv) all persons known to the Company who may be deemed beneficial owners of more than five percent (5%) of such outstanding shares. Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security if he or she has or shares the power to vote or direct the voting of such security or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. An asterisk indicates beneficial ownership of less than one percent (1%).


                                 Number of Shares                        Percent of
Name and Address of              Beneficially                            Outstanding
  Beneficial Owner               Owned(1)                                 Shares (2)
- --------------------             ----------------                        -----------
Michael H. Bernstein                848,971(3)                               9.8%
1600 RiverEdge Parkway
Suite 200
Atlanta, Georgia 30328

Philip Bernstein                    538,482(4)                               6.3%
21126 Escondido Way
Boca Raton, Florida 33433

E. Randall Chestnut                   -0-                                      *%
1600 RiverEdge Parkway
Suite 200
Atlanta, Georgia 30328

Roger D. Chittum                     17,166(5)                                 *%
1600 RiverEdge Parkway
Suite 200
Atlanta, Georgia 30328

Paul A. Criscillis, Jr.             114,504(6)                               1.3%
1600 RiverEdge Parkway
Suite 200
Atlanta, Georgia 30328

Patricia G. Knoll                    42,447(7)                                 *%
Edmond Street
Calhoun, Georgia 30701

Rudolph J. Schmatz                  168,077(8)                               2.0%
1600 RiverEdge Parkway
Suite 200
Atlanta, Georgia 30328

Jane E. Shivers                         170                                    *%
999 Peachtree Street,
Suite 1850
Atlanta, Georgia 30309

Alfred M. Swiren                      9,020(9)                                 *%
4405 Granada Blvd.
Coral Gables, Florida 33146

Richard N. Toub                      40,660(10)                                *%
8A Motcomb Street
London, England SW1X8JU

All Officers and Directors        1,943,293(11)                             21.8%
of the Company as a Group
(14 persons)

Wachovia Bank of Georgia,         1,033,512(12)                             12.1%
N.A, as Trustee for
the Crown Crafts, Inc.
Employee Stock Ownership
Plan 191 Peachtree Street,
N.E. Atlanta, Georgia
30303-1757

______________________________

(1) Unless otherwise specified in the footnotes, the shareholder has sole voting and dispositive power.

(2) The computation of percentage of ownership includes shares of Common Stock which may be acquired within 60 days of the June 1, 1995 date of this table by exercise of options.

(3) Includes 323,871 shares of Common Stock owned individually by Mr. Michael H. Bernstein. Includes 14,882 shares held by Mr. Bernstein's spouse, 89,490 shares held by his adult daughter and 134,412 shares held by Mr. Bernstein as custodian or trustee for his minor children, as to all of which he disclaims beneficial ownership. Includes options for 117,499 shares of Common Stock which are or will become exercisable by Mr. Bernstein within the 60 day period following the June 1, 1995 date of this table. Includes 75,172 shares of Common Stock held in the Crown Crafts, Inc. Employee Stock Ownership Plan and 93,645 held by the Bernstein Family Foundation, a charitable foundation for which Messrs. Michael and Philip Bernstein act as trustees.

(4) Includes 253,738 shares of Common Stock owned individually by Mr. Philip Bernstein. Includes 185,000 shares owned by Mr. Bernstein's spouse, as to which he disclaims beneficial ownership. Includes options for 4,166 shares of Common Stock which are or will become exercisable by Mr. Bernstein within the 60 day period following the June 1, 1995 date of this table. Includes 1,933 shares of Common Stock in the Crown Crafts, Inc. Employee Stock Ownership Plan and 93,645 held by the Bernstein Family Foundation, a charitable foundation for which Messrs. Michael and Philip Bernstein act as trustees.

(5)      Includes 500 shares of Common Stock owned individually by Mr.
         Chittum. Includes options for 16,666 shares which are or will become exercisable by Mr. Chittum within the 60 day period following the June 1, 1995 date of this table. Includes ___ shares of Common Stock in the Crown Crafts, Inc. Employee Stock Ownership Plan.

(6) Includes 50,000 shares of Common Stock owned individually by Mr. Criscillis. Includes options for 51,667 shares which are or will become exercisable by Mr. Criscillis within the 60 day period following the June 1, 1995 date of this table. Includes 12,837 shares of Common Stock in the Crown Crafts, Inc. Employee Stock Ownership Plan.

(7)      Includes 5,065 shares of Common Stock owned individually by Ms.
         Knoll. Includes options for 20,667 shares which are or will become exercisable by Ms. Knoll within the 60 day period following the June 1, 1995 date of this table. Includes 16,715 shares of Common Stock in the Crown Crafts, Inc. Employee Stock Ownership Plan.

(8) Includes 58,632 shares of Common Stock owned by Mr. Schmatz individually, 5,600 held by Mr. Schmatz as trustee for his minor children and options for 60,000 shares which are or will become exercisable by Mr. Schmatz within the 60 day period following the June 1, 1995 date of this table. Also includes 43,845 shares held in the Crown Crafts, Inc. Employee Stock Ownership Plan.

(9) Includes 5,500 shares of Common Stock owned by Mr. Swiren individually and 3,520 shares held by his spouse for which he disclaims beneficial ownership.

(10) Includes 36,260 shares of Common Stock owned by Mr. Toub individually and 4,400 shares held by Mr. Toub as custodian for his minor children for which he disclaims beneficial ownership.

(11)     See footnotes 3, 4, 5, 6, 7, 8, 9 and 10 above.

(12) Wachovia Bank of Georgia, N.A. is the owner of record as trustee and has indicated that it has sole right to dispose of these shares, which are held in accounts for approximately 1,300 participants in the Crown Crafts, Inc. Employee Stock Ownership Plan. Plan participants have the right to vote all shares held in their individual accounts.
         Shares as to which no voting instructions are received from participants are voted by the Trustee in accordance with instructions received from the Administrative Committee of the Plan. The committee consists of Messrs. Philip Bernstein, Michael H. Bernstein and Paul A. Criscillis, Jr., all of whom are executive officers of the Company and Mr. Robert E. Schnelle, the Company's Treasurer.

Mr. Philip Bernstein is the father of Mr. Michael H. Bernstein.


                       PROPOSAL 1 - ELECTION OF DIRECTORS


         The Board of Directors currently consists of ten directors with terms of office expiring on the date of this Annual Meeting. On May 13, 1995, the Board of Directors voted to amend the Company's Bylaws by increasing the maximum number of members of the Board to fifteen(1) and, subject to shareholder approval of PROPOSAL 4 - "Amendment to the Company's Bylaws to Classify the Company's Board of Directors", below, to divide the Board of Directors into three classes, as nearly equal in size as possible. Each class will serve three years, with the terms of office of the respective classes expiring in successive years. Initially, the term of office of directors in Class I will expire at the 1996 Annual Meeting, the Class II term will expire at the 1997 Annual Meeting, and the Class III term will expire at the 1998 Annual Meeting. The Board of Directors propose that the nominees identified below be elected to the class and for the term as set forth below and until the election and qualification of their successors, as provided in the Bylaws of the Company.

         In the alternative and in the event PROPOSAL 4 - "Amendment of the Company's Bylaws to Classify the Company's Board of Directors", below, is not approved by the shareholders, the Board of Directors propose that all of the nominees described below be elected to a one-year term and until the election and qualification of their successors, as provided in the Bylaws of the Company. The proxyholders intend to vote "FOR" the election of the individuals named below, each of whom is currently a director of the Company, unless authority is specifically withheld in the proxy.

         While it is not anticipated, in the event any nominee is not a candidate or is unable to serve as a director at the time of the election, the proxies will be voted for the nominee designated by the present Board of Directors to fill such vacancy.


____________________
(1) Prior to May 13, 1995, the Company's Bylaws provided that the number of directors shall be not less than three nor more than ten, as determined from time to time by the Board. On May 13, 1995, the Board of Directors amended the Company's Bylaws by increasing the maximum number of directors to fifteen. At the present time, the vacancies created by this increase have not been filled nor is there an intention to increase the number of directors above the current level of ten.

         The name and age of each of the nominees, his or her principal occupation (including positions and offices with the Company) and the period during which he or she has served as a director are set forth below.

                             NOMINEES FOR DIRECTOR


NOMINEES FOR CLASS I

      NAME                               AGE        POSITION WITH COMPANY                          SINCE
Philip Bernstein                         88         Chairman of the Board                          1968

Rudolph J. Schmatz                       57         Vice President, Sales and Marketing            1976
                                                    Director                                       1976

Jane E. Shivers                          52         Director                                       1994


NOMINEES FOR CLASS II

      NAME                               AGE        POSITION WITH COMPANY                          SINCE

E. Randall Chestnut                      47         Vice President, Corporate Development          1995
                                                    Director                                       1995

Roger D. Chittum                         56         Vice President, Law and Administration,
                                                    Secretary                                      1993
                                                    Director                                       1992

Patricia G. Knoll                        43         Vice President, Manufacturing                  1994
                                                    Director                                       1994

Alfred M. Swiren                         78         Director                                       1977


NOMINEES FOR CLASS III
                                         AGE        POSITION WITH COMPANY                          SINCE
NAME

Michael H. Bernstein                     52         President and Chief Executive Officer          1976
                                                    Director                                       1976

Paul A. Criscillis, Jr.                  46         Vice President, Chief Financial Officer        1985
                                                    Director                                       1985

Richard N. Toub                          52         Director                                       1986


NOMINEES

     Michael H. Bernstein joined the Company in 1972 in an executive capacity. He has served on the Board of Directors and as President and Chief Executive Officer since 1976.

     Philip Bernstein has been employed by the Company since 1961. Mr. Bernstein currently serves as Chairman of the Board and has held that position since
1968.

     E. Randall Chestnut joined the Company in February 1995 as Vice President, Corporate Development. He was also elected to the Board of Directors in February 1995. Prior to joining the Company, Mr. Chestnut was from December 1988 to January 1995 President of Beacon Manufacturing Company, a producer of adult and infant blankets. From 1990 to December 1994, Mr. Chestnut also served as Vice Chairman of Wiscassett Mills Company, a yarn manufacturer.

     Roger D. Chittum has served as a director of the Company since 1992.
From 1973 to 1983, Mr. Chittum was an officer of Tosco Corporation where his responsibilities included at various times mineral land development, technology licensing, government relations, environmental affairs and other executive functions. Mr. Chittum was a principal in the law firm of Rosenberg, Chittum, Mendlin & Hecht and predecessor law firms in Los Angeles, California, from 1984 to 1993. He joined the Company as Vice President, Law and Administration and Secretary in October 1993.

     Paul A. Criscillis, Jr. has served as a director and as Vice President, Chief Financial Officer since 1985, and was Secretary of the Company from 1991 to October 1993. Prior to joining the Company, Mr. Criscillis was a partner with the public accounting firm of Deloitte & Touche.

     Patricia G. Knoll has been associated with the Company since 1972. Prior to her election as Vice President, Manufacturing, in July, 1994, Ms. Knoll held numerous positions in the Company, including her most recent position as Georgia Manufacturing Manager. Ms. Knoll was elected to the Board of
Directors in November 1994.

     Rudolph J. Schmatz has served as a director of the Company since 1976. Mr. Schmatz joined the Company in 1976 as Vice President, Administration. He held that position until 1985 when he was elected to his current position of Vice President, Sales and Marketing.

     Jane E. Shivers was elected to the Board of Directors in November 1994. Since 1985, Ms. Shivers has served as Executive

Vice President of Ketchum Public Relations and Director of its Atlanta office.

     Alfred M. Swiren has served as a director of the Company since 1977. He is a practicing attorney and a member of the Florida and Massachusetts bars. Mr. Swiren formerly served as Senior Vice President of Jefferson Stores, Inc., Miami, Florida.

     Richard N. Toub is a United States attorney practicing in London, England, as an international lawyer and business advisor. He was elected to the Board of Directors in 1986.

     The Company's Board of Directors met three times during the fiscal year ended April 2, 1995. All of the Company's directors were in attendance at each Board meeting, and each director attended each meeting of the committees of which he or she was a member. Management communicates with the members of the Board throughout the year. In addition, the Board of Directors took action by unanimous written consent twenty times during the same time period.

     Messrs. Alfred M. Swiren and Richard N. Toub serve on both the Audit Committee and Compensation Committee. In addition, Ms. Shivers was appointed to the Audit Committee and Compensation Committee in February 1995. Each committee met once during fiscal 1995 and the Compensation Committee also took action by unanimous written consent eleven times during that same time period. The Board of Directors has no standing nominating committee.

     A vote of a plurality of the shares of Common Stock represented at the meeting will be required to elect the Directors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE TEN PERSONS NAMED ABOVE.

                           _________________________

             The executive officers of the Company are as follows:

           Name                        Age           Position
           ----                        ---           --------
     Michael H. Bernstein              52            President and Chief
                                                     Executive Officer

     Philip Bernstein                  88            Chairman of the Board of
                                                     Directors

     E. Randall Chestunt               47            Vice President, Corporate
                                                     Development

     Roger D. Chittum                  56            Vice President, Law and
                                                     Administration

     Paul A. Criscillis, Jr.           46            Vice President, Chief
                                                     Financial Officer

     Patricia G. Knoll                 43            Vice President,
                                                     Manufacturing

     Rudolph J. Schmatz                57            Vice President, Sales and
                                                     Marketing



        The officers of the Company serve at the pleasure of the Board of Directors.

        Michael H. Bernstein joined the Company in 1972 in an executive capacity. He has served on the Board of Directors and as President and Chief Executive Officer since 1976.

        Philip Bernstein has been employed by the Company since 1961. Mr. Bernstein currently serves as Chairman of the Board and has held that position since 1968.

        E. Randall Chestnut joined the Company in February 1995 as Vice President, Corporate Development. He was also elected to the Board of Directors in February 1995. Prior to joining the Company, Mr. Chestnut was from December 1988 to January 1995 President of Beacon Manufacturing Company, a producer of adult and infant blankets. From 1990 to December 1994, Mr. Chestnut also served as Vice Chairman of Wiscassett Mills Company, a yarn manufacturer.

        Roger D. Chittum has served as a director of the Company since 1992. From 1973 to 1983, Mr. Chittum was an officer of Tosco Corporation where his responsibilities included at various times mineral land development, technology licensing, government relations, environmental affairs and other executive functions. Mr. Chittum was a principal in the law firm of Rosenberg, Chittum, Mendlin & Hecht and predecessor law firms in, Los Angeles, California, from 1984 to 1993. He joined the Company as Vice President, Law and Administration and Secretary in October 1993.

        Paul A. Criscillis, Jr. has served as a director and as Vice President, Chief Financial Officer since 1985, and was Secretary of the Company from 1991 to October 1993. Prior to joining the Company, Mr. Criscillis was a partner with the public accounting firm of Deloitte & Touche.

        Patricia G. Knoll has been associated with the Company since 1972.
Prior to her election as Vice President, Manufacturing, in July, 1994, Ms. Knoll held numerous positions in the Company, including her most recent position as Georgia Manufacturing Manager. Ms. Knoll was elected to the Board of Directors in November 1994.

        Rudolph J. Schmatz has served as a director of the Company since 1976. Mr. Schmatz joined the Company in 1976 as Vice

President, Administration. He held that position until 1985 when he was elected to his current position of Vice President, Sales and Marketing.

                               ________________


                            EXECUTIVE COMPENSATION

             The following tables and narrative text discuss the Compensation paid during the fiscal year ended April 2, 1995 and the two (2) prior fiscal years to the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers (with annual salary and bonus in excess of $100,000).


                          SUMMARY COMPENSATION TABLE






                                                                      Long-Term
                                           Annual Compensation       Compensation
                                          ---------------------      ------------
                                                                        Awards/                 All Other
Name and Principal               Fiscal    Salary       Bonus           Options                Compensation
     Position                     Year      ($)          ($)              (#)                      ($)
- -------------------               ----    --------     --------         -------               -------------
M.H. Bernstein                    1995    $235,000     $725,000         50,000                 $ 3,977(1)
President and Chief               1994    $239,519     $497,411         70,000                 $ 5,269(1)
Executive Officer                 1993    $228,942     $318,125         50,000                 $ 4,808(1)

R.D. Chittum                      1995    $148,000     $218,600         37,000                 $ 3,479(1)
Vice President, Law               1994    $ 74,000     $ 70,612         35,000                 $29,162(3)
and Administration(2)

P.A. Criscillis, Jr.              1995    $ 85,385     $125,385         12,500                 $ 3,751(1)
Vice President and                1994    $ 77,500     $ 74,301         35,000                 $ 2,131(1)
Chief Financial Officer (4)       1993    $125,962     $ 95,438         25,000                 $ 4,565(1)

P.G. Knoll                        1995    $106,008     $167,008         25,000                 $ 3,977(1)
Vice President,                   1994    $ 95,975     $ - 0 -          15,000                 $ 2,414(1)
Manufacturing (5)                 1993    $105,783     $ - 0 -           8,000                 $ 2,440(1)

R.J. Schmatz                      1995    $148,000     $232,000         25,000                 $ 3,921(1)
Vice President, Sales             1994    $150,846     $141,223         35,000                 $ 2,870(1)
and Marketing                     1993    $143,962     $ 95,438         25,000                 $ 4,747(1)

________________________

(1) Represents Company contributions to the Crown Crafts, Inc. Employee Stock Ownership Plan.

(2)     Mr. Chittum was employed by the Company effective October 1, 1993.

(3) Includes legal fees of $28,162 and director's fees of $1,000 paid to Mr. Chittum for services rendered prior to his employment with the Company.

(4) Mr. Criscillis took an unpaid sabbatical leave of absence from November 1, 1993 to September 6, 1994.

(5) Ms. Knoll became Vice President of Manufacturing effective July 11, 1994, prior to that time she was Georgia Manufacturing Manager. Ms. Knoll took an unpaid sabbatical leave of absence from February 7, 1994 to July 11, 1994.


                       OPTION GRANTS IN LAST FISCAL YEAR

   The following table sets forth certain information with respect to stock options granted to the Company's executive officers during the fiscal year ended April 2, 1995, including the potential realizable value of such options at assumed annual rates of stock appreciation 5% and 10% for the term of the options.





                                                                                                                      Potential
                                                         Individual Grants (1)                                        Realizable
                                   --------------------------------------------------------------------            Value at Assumed
                                                                                                                     Annual Rates
                                     Number of        % of                                                          of Stock Price
                                    Securities       Options                                                       Appreciation for
                                    underlying         To                                                           Option Term (2)
                                     Options         Employee          Exercise or           Expiration           -----------------
       Name                         Granted (#)       in FY            Base Price               Date            5%           10%
       ----                        ------------      --------          ----------            ----------      --------      ---------
     M.H. Bernstein                  22,500            4.2%              $14.63                7-29-99       $ 90,914       $200,896
                                     27,500            5.1%              $14.75                8-23-99       $112,067       $247,638

     R.D. Chittum                    15,000            2.8%              $14.63                7-29-99       $ 60,609       $133,931
                                     10,000            1.9%              $14.75                8-23-99       $ 40,752       $ 90,050
                                     12,000            2.2%              $15.13               12-15-99       $ 50,145       $110,808

     P.A. Criscillis,                12,500            2.3%              $14.75                8-23-99       $ 50,939       $112,563
     Jr.

     P.G. Knoll                      15,000            2.8%              $14.63                7-29-99       $ 60,609       $133,931
                                     10,000            1.9%              $14.75                8-23-99       $ 40,752       $ 90,050


     R.J. Schmatz                    15,000            2.8%              $14.63                7-29-99       $ 60,609       $133,931
                                     10,000            1.9%              $14.75                8-23-99       $ 40,752       $ 90,050


______________________________

      (1) All options granted to the named executive officers were granted pursuant to the Company's 1976 Non-Qualified Stock Option Plan. Each such option becomes exercisable in three equal portions commencing with the first anniversary of the grant date. Each such option includes a "limited stock appreciation right" ("LSAR") with respect to an equal number of shares. The option and the LSAR become immediately exercisable upon a change in control of the Company. Each such option expires on the fifth anniversary of its grant date.

      (2) The assumed rates of growth are set by the Securities Exchange Commission for illustration purposes only and are not intended to forecast the future stock prices.


              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

      The following table sets forth certain information with respect to stock options exercised by the Company's executive officers during the fiscal year ended April 2, 1995, and options held by such officers, whether exercisable or unexercisable, at April 2, 1995.



                                                                                                    VALUE OF UNEXERCISED-IN-
                                                                        NUMBER OF UNEXERCISED          THE-MONEY OPTIONS
                                                                         OPTIONS AT FY-END(#)           AT FY-END($)(2)
                                                                        ----------------------        -------------------
                                  SHARES ACQUIRED         VALUE              EXERCISABLE/                EXERCISABLE/
           NAME                   ON EXERCISE (#)     REALIZED($)(1)         UEXERCISABLE                UNEXERCISABLE
           -----                  ---------------     --------------         -------------               -------------

        M.H. Bernstein               20,000              $87,500            76,665/113,335             $220,830/$269,482

        R.D. Chittum                    0                $  0               11,666/ 60,334             $  6,250/$ 93,125

        P.A. Criscillis, Jr.          5,000              $15,000            34,999/ 44,168             $ 93,749/$105,211

        P.G. Knoll                      0                $  0                9,666/ 37,668             $ 27,166/$ 87,794

        R. J. Schmatz                10,000              $43,750            38,332/ 56,668             $110,414/$112,711
- ---------------------------

      (1) Value Realized is equal to the difference between the market price on the date of exercise and the exercise price which is equal to the closing price on the date of grant.

      (2) Value is equal to the difference between the April 2, 1995, closing price of the Company's common stock ($17.00) and the exercise price, which is equal to the closing price on the date of grant.


                               PERFORMANCE GRAPH


Set forth below is a graph which compares the value of $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year, in each of three investment alternatives: (a) the Company's Common Stock, the S&P 500, and (c) a Peer Group consisting of four publicly-traded corporations (including the Company) that are engaged principally in the manufacture and sale of home furnishing textile products. The graph assumes all dividends were re-invested. The corporations included in the Peer Group are Crown Crafts, Inc., Fieldcrest Cannon, Inc., Springs Industries, Inc., and Thomaston Mills, Inc. Although Frenchtex, Inc. was included in the peer group in prior years, it has been excluded this year because it was delisted from an exchange in April 1993 and no performance information has since been available.

                          TOTAL RETURN TO SHAREHOLDER
                                  PREPARED FOR
                                CROWN CRAFTS INC


Fiscal Year Basis:March
                                       Return       Return            Return            Return        Return
Company\Index Name                    MAR 1991     MAR 1992          MAR 1993          MAR 1994      MAR 1995
CROWN CRAFTS INC                        19.13        13.58             6.36             14.48          -8.68
S&P 500 INDEX                           14.41        11.04            15.23              1.47          15.57
PEER GROUP                             -21.34        46.90            25.29             -6.39          -2.78


Indexed\Cumulative Returns
                         Base
                        Period         Return       Return            Return            Return        Return
Company\Index Name     MAR 1990       MAR 1991     MAR 1992         MAR 1993          MAR 1994       MAR 1995
CROWN CRAFTS INC        100.00         119.13       135.31           143.92            164.77         150.47
S&P 500 INDEX           100.00         114.41       127.05           146.39            148.55         171.68
PEER GROUP              100.00          78.66       115.56           144.78            135.52         131.75

PEER GROUP POPULATION
CROWN CRAFTS INC
FIELDCREST CANNON
SPRINGS INDUSTRIES-CL A
THOMASTON MILLS INC-CL A

Prepared by Standard & Poor's Compustat, a division of The McGraw-Hill Companies May 16, 1995


        REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     This report of the Compensation Committee of the Board of Directors of the Company sets forth the Committee's compensation policies applicable to the Chief Executive Officer and the other four most highly compensated executive officers as well as other executive officers of the Company, including the specific relationship of corporate performance to executive compensation, with respect to compensation reported in this proxy statement for fiscal 1995.

     The Compensation Committee is currently composed of the three nonemployee directors of the Company, Ms. Jane E. Shivers, Mr. Alfred M. Swiren and Mr. Richard N. Toub. No member of the Compensation Committee has ever been an employee of the Company or any of its subsidiaries nor are they eligible to participate in any of the compensation plans that the Committee administers. However, they will be eligible to participate in the 1995 Stock Option Plan, if approved by shareholders. (See "Award of Options to Nonemployee Directors" under PROPOSAL 5 - "1995 Stock Option Plan", below) The Compensation Committee has overall responsibility to review, monitor and recommend compensation plans to the Board of Directors for approval. In reviewing and approving executive compensation for key executives other than Mr. Michael H. Bernstein, the Committee reviews recommendations from Mr. Bernstein. Mr. Bernstein's compensation is determined by the Committee.

POLICY AND OBJECTIVES

     The fundamental philosophy of the compensation program of the Company is to motivate executive officers to achieve short-term and long-term goals through incentive-based compensation and to provide competitive levels of compensation that will enable the Company to attract and retain qualified executives.

     The Company's executive compensation program consists primarily of three components. Of the three, only base salary is fixed. The other two components are incentive-based. The Executive Incentive Bonus Plan ("EIBP") provides short-term incentives based upon the Company's annual operating results while the Company's Stock Option Plan provides long-term incentives.

     A key objective of the Compensation Committee is to assure that the Company's executives' total compensation is competitive. To this end, the Company receives and reviews executive compensation surveys and provides this information to the Committee. These surveys confirm, that the total compensation of the Company's executives was about average when compared with equivalent jobs with industrial employers of comparable size.

SHORT-TERM COMPENSATION

     Base Salary

     The Committee sets the base salary for each executive officer, including the President and Chief Executive Officer, at amounts below the average base salary for equivalent jobs with other industrial employers. Although base salary is reviewed annually by the Committee, adjustments are infrequent. The Committee believes this policy is consistent with the overall Company philosophy as set forth above.

     Short-term Incentives

     The Company's EIBP provides the Company's executive officers with an opportunity for significant short-term incentive compensation based upon the Company's operating results for the fiscal year. The maximum amounts potentially realizable by the eligible executive officers are well above median bonuses applicable to equivalent jobs with other industrial employers.

     Under the EIBP, the Committee meets annually to set goals and establish formulae, based upon numerous factors including the Company's projected operating results. The formulae are generally progressive, meaning that lower levels of profitability by the Company result in a lower proportion of incentive compensation to pretax income than do higher levels of profitability. The Committee has reserved the right to alter the formulae at any time to reflect changing conditions.

     The total short-term compensation which includes base salary and bonuses under the EIBP provides the executive officers of the Company compensation similar to other equivalent jobs with other industrial employers at moderate levels of corporate financial performance.

LONG-TERM COMPENSATION

     The Company's compensation program includes long-term compensation in the form of periodic grants of stock options. The granting of stock options is designed to link the interests of the executives with those of the shareholders as well as to retain key executives. Stock option grants provide an incentive that focuses the executives' attention on managing the Company from the perspective of an owner with an equity stake in the business. Stock options are tied to the future performance of the Company's stock and will provide value only if the price of the Company's stock increases after the stock option becomes exercisable and before the stock option expires.

     Long-term compensation is offered only to those key employees who can make an impact on the Company's long-term performance.

COMPENSATION PAID TO THE CHIEF EXECUTIVE OFFICER

     The Compensation Committee meets annually to evaluate the performance of the Chief Executive Officer. The compensation paid in fiscal 1995 to Mr. Michael H. Bernstein, the Company's Chief Executive Officer, was based on the factors generally applicable to compensation paid to executives of the Company as described in this Report.

     In reviewing Mr. Bernstein's short-term compensation, the Committee reviews and considers Mr. Bernstein's recent performance, his achievements in prior years, his achievement of specific short-term goals and the Company's performance in that fiscal year. Mr. Bernstein's base salary and bonus for fiscal 1995 were approved based on this review process.

     Additionally, Mr. Bernstein's long-term compensation was determined by considering such factors as the overall long-term goals of the Company, performance trends, potential stock appreciation and actual performance taking into consideration factors and conditions which affected that performance, both positively and negatively.

TAX COMPLIANCE POLICY

     Certain provisions of the federal tax laws enacted in 1993 limit the deductibility of certain compensation for the Chief Executive Officer and the additional four executive officers who are highest paid and employed at year end to $1 million per year each. This provision had no effect on the Company in fiscal 1995 since no officer of the Company received as much as $1 million in applicable remuneration. Nonetheless, the Committee has discussed, but has not decided how, the issue of tax deductibility should affect its compensation decisions for executive officers in the future in light of its policy to maintain a compensation program which will enable the Company to attract and retain qualified executives while maximizing the creation of long-term shareholder value.

                                      Respectfully submitted:

                                      Jane E. Shivers*
                                      Alfred M. Swiren
                                      Richard N. Toub

_______________
* Ms. Shivers became a member of the Compensation Committee in February, 1995.

CASH COMPENSATION OF DIRECTORS

     For the fiscal year ending April 2, 1995, no employee director of the Company was paid additional compensation as a member of the Board of Directors. Each nonemployee director of the Company is paid $1,000 for each meeting attended and is reimbursed for all expenses they incur in connection with their service on the Board of Directors. No additional compensation is paid for committee service.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Ms. Shivers and Messrs. Swiren and Toub. Mr. Toub is an attorney who has provided services to the Company in the past. Mr. Toub provided such services during fiscal 1995 for which he was paid $2,360. The Company expects he will continue to provide such services during fiscal 1996.

COMPLIANCE WITH SECTION 16(a) OF THE ACT

     Based upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 1995 and Forms 5 and amendments thereto with respect to fiscal 1995, to the best of the Company's knowledge, no other reports were required during the fiscal year ended April 2, 1995 and all filing requirements applicable to directors, officers or ten percent (10%) shareholders of the Company required by Section 16(a) of the Securities Exchange Act of 1934 were filed on a timely basis except that Mr. Lance A. Solaroli reported information to correct his inadvertent failure to report ownership of 4,100 shares of Common Stock on his Form 3.

                              RELATED TRANSACTIONS


     On February 29, 1994, the Company provided a bridge loan to Mr. Roger D. Chittum in the principal amount of $225,000 with interest thereon at a rate of 6% per annum in connection with his relocation from Los Angeles, California to Atlanta, Georgia. The loan was collateralized by Mr. Chittum's Los Angeles home and was repaid out of the proceeds of the sale of this home on July 22, 1994.

   PROPOSALS 2 AND 3 - APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO
            INCREASE AUTHORIZED COMMON STOCK AND TO AUTHORIZE A NEW
                            CLASS OF PREFERRED STOCK


     On May 13, 1995, the Board of Directors of the Company adopted a resolution unanimously approving, and recommending to the Company's shareholders for their approval, amendments to the Company's Articles of Incorporation to provide for an increase to 50,000,000 the number of authorized shares of Common Stock, $1.00 par value, in one or more series with voting rights, if any, as determined by the Board of Directors, and the creation of a new class of 10,000,000 shares of Preferred Stock, with such rights and preferences as are determined by the Board of Directors from time to time. The text of the proposed amendment is attached hereto as Annex A.

     The authorized capital stock of the Company currently consists of 15,000,000 shares of Common Stock, $1.00 par value per share, of which __________ were issued and outstanding as of June 15, 1995 and __________ were reserved for issuance under the Company's 1976 Stock Option Plan.

     The Company currently has no plans to issue or to reserve for use any of the proposed new shares. The newly authorized shares would be available for use for any proper corporate purpose as may be determined from time to time by the Board of Directors in the exercise of its judgment as to the best interests of the Company and its shareholders. Authorization of the shares at this time is proposed in order to enable the Company to use them in the future without the delay and expense of special meetings of shareholders for each specific use. Following shareholder approval, the Board of Directors could issue the newly authorized shares without further action by shareholders, except for the requirement of the New York Stock Exchange that shareholder approval be obtained for certain issuances of additional shares of Common Stock in excess of 20% of the number of Common shares then outstanding.

     The new class of Preferred Stock will have such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof (collectively, the "Limitations and Restrictions") as are determined by the Board of Directors. Thus, if this Proposal is adopted, the Board of Directors will be authorized to create and issue up to 10,000,000 shares of Preferred Stock in one or more series with such Limitations and Restrictions as may be determined in the Board's sole discretion, with no further action by the shareholders.

     Future corporate purposes might include a public offering or private placement of Common Stock and/or Preferred Stock in exchange for cash to be used for working capital, the construction or acquisition of capital assets, and/or business acquisitions. Such stock could be issued, alone or in combination with cash or other consideration, to acquire other companies or their businesses and assets. Other potential uses of the new shares include implementation and continuation of employee benefit plans (including the 1995 Stock Option Plan described in Proposal 5), the granting of options, warrants or other rights to acquire such stock in connection with employee benefit plans, business acquisitions, or otherwise. The newly authorized stock might also be used to pay stock dividends and to effect stock splits.

     The issuance of newly authorized Common or Preferred Stock could have a dilutive effect on the voting power of existing holders of Common Stock and/or on earnings per share of outstanding Common Stock. Some of the uses to which the newly authorized shares might be put could discourage or make more difficult attempts to obtain control of the Company by means of merger, tender offer, proxy contest, or other means. Such shares could be used to create voting or other impediments and could be privately placed with purchasers favorable to the incumbent Board of Directors in opposing takeover attempts. The Board of Directors could authorize holders of a series of Common or Preferred Stock to vote either separately as a class or with the holders of the Company's currently outstanding Common Stock on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The Company could use the additional authorized shares as a basis for the issuance to existing shareholders of rights to acquire additional shares at prices lower than the prices paid by persons acquiring control of the Company in the event of a takeover not approved by the Board of Directors. The mere existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts.

     Approval of the amendments to the Company's Articles of Incorporation requires the affirmative vote of two-thirds of the outstanding shares of Common Stock which are entitled to vote at the Annual Meeting. Unless otherwise specified, the proxy holders designated in the proxy will vote the shares covered thereby at the Annual Meeting "FOR" the approval of each of the amendments.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION: TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK TO 50,000,000 SHARES, AND TO AUTHORIZE A NEW CLASS OF 10,000,000 SHARES OF PREFERRED STOCK.


PROPOSAL 4 - APPROVAL OF THE AMENDMENT TO THE COMPANY'S BYLAWS TO CLASSIFY THE
             COMPANY'S BOARD OF DIRECTORS


     On May 13, 1995 the Board of Directors of the Company adopted a resolution unanimously approving and recommending to the Company's shareholders for their approval an amendment to the Company's Bylaws that would divide the Board into three classes with staggered terms. The text of the proposed amendment is attached hereto as Annex B.

     The Board of Directors recommends that the Bylaws be amended to divide the Board into three classes, as nearly equal in size as possible. After a start-up period during which two classes will be elected for one-year and two-year terms, the term of office of the directors of each class shall expire at the third annual meeting after their election. This proposal is intended to provide continuity of management and policies and to encourage anyone seeking control of the Company to negotiate with management to reach terms acceptable to the Board. Adoption of this proposal will make it more difficult to change the composition of the Board. The Bylaws currently require that the entire Board be subject to election each year so it would take only one year for the Board to be replaced. Following adoption of the proposal, at least two annual meetings, or a special meeting called for the purpose of removing the directors, would be required to effect a change in control of the Board of Directors.

     While the Board believes that the proposed amendment to the Bylaws should be adopted for the reasons set forth above, the Board is aware that the proposed amendment may tend to deter any unfriendly tender offers or other efforts to gain control of the Company and thereby deprive shareholders of opportunities to sell shares at higher than market prices. Dividing the Board into three classes with staggered terms will make it more difficult for shareholders to change a majority of current directors. These provisions are effective without regard to whether a change in control has occurred or is occurring and therefore may also have the effect of preventing shareholders from replacing directors for reasons unrelated to the control of the Company. The Company is not aware, however, of any effort to accumulate its securities or to gain control of it at this time, and the proposal is not being adopted in order to block any such effort.

     If the shareholders approve the amendment to the Bylaws to classify the Board of Directors, then the directors elected at this

Annual Meeting shall have the terms of office as described in Proposal 1 - "Election of Directors" above.

     Approval of the amendment to the Company's Bylaws requires the affirmative vote of a majority of the outstanding shares of Common Stock which are entitled to vote at the Annual Meeting. Unless otherwise specified, the proxy holders designated in the proxy will vote the shares covered thereby at the Annual Meeting "FOR" the approval of the amendment.


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO THE BYLAWS: TO CLASSIFY THE COMPANY'S BOARD OF DIRECTORS


             PROPOSAL 5 - APPROVAL OF THE 1995 STOCK OPTION PLAN

     On May 13, 1995, the Board of Directors of the Company (the "Board") adopted the 1995 Stock Option Plan (the "Plan"), subject to approval by the shareholders of the Company. A copy of the Plan is attached as Annex C. The Plan is intended to replace the 1976 Crown Crafts, Inc. Non-Qualified Stock Option Plan (the "1976 Plan"). The Board may grant additional options under the 1976 Plan through August 30, 1998 to the extent of shares previously authorized. The 1976 Plan will continue to govern all options issued under it until they are exercised or expire.

     The new Plan generally allows for greater flexibility in structuring option grants than is permitted under the 1976 Plan. The Plan provides for grants of both incentive stock options intended to qualify under Section 422 of the Internal Revenue Code ("Incentive Stock Options") and nonstatutory stock options ("Nonstatutory Stock Options"), whereas the 1976 Plan permits only grants of Nonstatutory Stock Options. The Plan also allows for automatic grants of Nonstatutory Stock Options to nonemployee directors of the Company, who are not eligible to receive options under the 1976 Plan. The provisions of the new Plan are summarized below.

GENERAL

     The purpose of the Plan is to advance the interests of the Company and its shareholders by affording selected employees and nonemployee directors an opportunity to acquire or increase their proprietary interests in the Company through the exercise of options to purchase Common Stock ("Options").
Options granted to employees may be either Incentive Stock Options or Nonstatutory Stock Options. All options granted to nonemployee directors will be Nonstatutory Stock Options. The Company estimates that approximately 90 individuals will be eligible to participate in the

Plan.

SHARES AVAILABLE UNDER THE PLAN

     Subject to adjustment as provided under the Plan, the maximum number of shares of Common Stock that may be issued and sold pursuant to the exercise of Options under the Plan, in the aggregate or to any one employee, is 1,500,000 shares. Shares issued under the Plan may be either authorized but unissued shares or shares issued and reacquired by the Company.

ADMINISTRATION

     The Plan will be administered by a committee of members of the Board (the "Committee"). For purposes of grants of Options to officers and directors of the Company subject to Section 16 of the Exchange Act, the Committee must consist solely of nonemployee directors. For purposes of grants of Options to other employees, the Committee may delegate its authority under the Plan to any member or members of the Board.

ELIGIBILITY

     Key employees of the Company and its subsidiaries may be selected by the Committee to receive Options under the Plan. In addition, nonemployee directors of the Company will be eligible for nondiscretionary grants of Options as described below under the heading "Awards of Options to Nonemployee Directors."

AWARDS OF OPTIONS TO EMPLOYEES

     Subject to the terms of the Plan, the Committee will have the discretion to determine which employees will receive Options, the number of shares subject to each Option and the other terms and conditions of each Option. Each Option granted to an employee will be evidenced by a written stock option agreement setting forth the terms of the Option.

     The per share Option price of an Incentive Stock Option must be equal to or greater than the fair market value of the Stock on the date the Option is granted. The per share Option price of a Nonstatutory Stock Option may be less than the fair market value of the Stock on the date the Option is granted.

     The period during which an Option may be exercised will be determined by the Committee, but an Incentive Stock Option may not be exercisable more than 10 years from the date of grant (5 years in the case of an Option granted to an employee considered to own more than 10 percent of the voting stock of the Company). The Committee may provide that an Option shall become exercisable in installments and further condition an Optionee's right to exercise all or a portion of the Option. Unless otherwise provided in the stock option agreement, an Option will become immediately exercisable in full upon a Change in Control of the Company (as defined in the Plan).

     If an optionee terminates employment with the Company or a subsidiary for any reason, other than death or disability, the unexercised portion of the Option will immediately terminate unless the Committee provides in the stock option agreement that the Option will remain exercisable after such termination (but only to the extent of the number of shares with respect to which the Option was exercisable at the date of termination). A stock option agreement may not provide for the extension of an Option beyond the earlier of the expiration date specified in the agreement or 90 days beyond the date of termination.

     If an employee dies or becomes disabled while employed by the Company, the Option will become immediately exercisable in full (unless otherwise specified in the stock option agreement) and may be exercised within 1 year following the date of the Optionee's death or disability, or any shorter period specified in the stock option agreement.

     Options may be exercised by payment of the Option price in cash, by delivery of nonforfeitable shares of Stock owned by the optionee for at least 6 months and having a fair market value at the time of exercise equal to the Option price, or a combination of cash and shares of Stock.

     Except as expressly authorized by the Committee, an Option may not be transferred by an employee other than by will or the laws of descent and distribution.

AWARDS OF OPTIONS TO NONEMPLOYEE DIRECTORS

     If the Plan is approved by the shareholders, each individual who is serving as a director on the first business day following the 1995 annual meeting and who is not an employee of the Company will be granted an option to purchase 2,000 shares of Stock. On the first business day following each subsequent annual meeting date, an Option to purchase an additional 2,000 shares of Stock will be granted automatically to each person serving as a
nonemployee director.   Nonemployee directors are not eligible to receive any
other awards under the Plan.

     The Option price per share for each Option granted to a nonemployee director will be equal to the fair market value of the Stock on the date of grant. Each such Option will first become exercisable with respect to one-third of the shares subject to the Option on each of the first three anniversaries of the date of grant and will expire on the fifth anniversary of the date of grant. However, in the event of a Change in Control of the Company, the Option will become immediately exercisable in full.

     If a nonemployee director terminates membership on the Board for any reason, an Option held by the director on the date of termination may be exercised only to the extent that the Option was exercisable on the date of such termination and will expire on the earlier of the expiration of the period of exercisability stated in the Option or 90 days beyond the date of the nonemployee director's termination of service on the Board.

     Option rights may be exercised by a nonemployee director by payment of the Option price in cash, shares of Common Stock previously owned by the director for at least 6 months, or a combination of both.

     No Option may be transferred by a nonemployee director other than by will or the laws of descent and distribution.

LSARS

     Each Option granted to a nonemployee director and, unless otherwise determined by the Committee, each Option granted to an employee will include a limited stock appreciation right ("LSAR") relating to the number of shares of Stock subject to the Option. An LSAR will be exercisable only upon a Change in Control of the Company (as defined in the Plan).

     For each share of Stock with respect to which an LSAR is exercised, an optionee will be entitled to a cash payment from the Company equal to the difference between the Option price per share and the greater of the highest price per share of Stock paid in the Change of Control and the highest market price of a share of Stock during the 60-day period immediately preceding the Change in Control. The exercise of an LSAR with respect to a number of shares of Stock will result in the cancellation of the related Option with respect to that number of shares, and the exercise, termination or cancellation of an Option with respect to a number of shares of Stock will result in the cancellation of the related LSAR with respect to that number of shares.

     An LSAR generally will be exercisable only during the 60-day period following a Change in Control. However, if an LSAR held by an optionee who is subject to Section 16 of the Exchange Act becomes exercisable prior to the expiration of 6 months following the date on which it is granted, the LSAR will also be exercisable for an additional 60-day period following the expiration of such 6-month period. An LSAR will be exercisable only to the extent that the related Option is exercisable.

ADJUSTMENTS

     In the event of stock dividends, stock splits, combinations of shares, recapitalizations and other changes in capital structure, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants or similar events, the Committee will have the authority to make adjustments to prevent dilution or enlargement of the rights of optionees. The Committee may adjust the number of shares subject to each outstanding Option, the Option price thereunder and the number and kind of shares subject to the Option. The Committee may also adjust the maximum number of shares that may be issued under the Plan and the number of shares subject to Options automatically granted to nonemployee directors. The Committee may also provide in substitution for any or all outstanding Options such alternative consideration as it may in good faith determine to be equitable, or it may provide that the Optionee will be entitled to receive an equivalent grant or award in respect of securities of the surviving entity of any merger, consolidation or similar transaction.

     The Board may terminate or amend the Plan at any time, but without further approval of the shareholders of the Company no amendment may (i) increase the maximum number of shares that may be issued under the Plan (except as an adjustment described in the preceding paragraph), (ii) materially increase benefits accruing to participants in the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. In addition, the provisions of the Plan relating to grants of Options to nonemployee directors may not be amended more than once every 6 months, except to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974 or the rules of the Securities and Exchange Commission.

TAX CONSEQUENCES TO PARTICIPANTS

     Nonstatutory Stock Options. In general, no income will be recognized by an optionee at the time of grant of a Nonstatutory Stock Option. At exercise, the optionee will recognize ordinary income in an amount equal to the difference between the Option price paid for the shares and the fair market value of the shares at the date of exercise. Upon a sale of the shares, appreciation (or depreciation) after the exercise will be treated as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Incentive Stock Options. An optionee generally will not recognize income upon the grant or exercise of an Incentive Stock Option. If no disqualifying disposition of the shares is made within 2 years after the date of grant of the Option or within 1 year after the exercise of the Option, then upon the sale of the shares, any amount realized in excess of the Option price will be taxed to the optionee as long-term capital gain, and any loss sustained will be long-term capital loss.

     If shares of Stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to either of the holding periods described above, the optionee generally will recognize ordinary income in the year of disposition equal to the amount of the excess (if any) of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of such shares in a sale or exchange) over the Option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     LSARs. No income will be recognized by an optionee in connection with the grant of an LSAR. When the LSAR is exercised, the participant normally will recognize ordinary income in an amount equal to the amount of cash received.

TAX CONSEQUENCES TO THE COMPANY

     To the extent that an optionee recognizes ordinary income in circumstances described above, the Company will be entitled to a corresponding deduction, provided, among other things, that such income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment."

NEW PLAN BENEFITS

     The following table reflects the Nonstatutory Stock Options that will be granted to the three nonemployee members of the Board elected on the Meeting Date, provided that the Plan is approved by the shareholders.

                              New Plan Benefits

    Name and Position      Dollar Value ($)      Number of Units
    -----------------      ----------------      ---------------
   Nonemployee Director           *               6,000 shares
    Group

________________________
*The Option price will be equal to the fair market value of the Stock on the date of grant. The fair market value of the Common Stock as of June 15, 1995 was $______.

RECOMMENDATION

     The Board believes that the approval of the Plan is in the best interests of the Company and the shareholders because the Plan will enable the Company to provide competitive equity incentives to key employees and directors to enhance the profitability of the Company and to increase shareholder value. Approval of the Plan requires the affirmative vote of the majority of the outstanding shares of Common Stock which are entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE 1995 STOCK OPTION PLAN

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS


     The Company has not yet selected its independent public accountants for its fiscal year ending March 31, 1996. This selection will be made later in the year by the Company's Board of Directors, based upon the recommendations of the Audit Committee. The current members of the Audit Committee are identified under "Proposal 1 - Election of Directors".

     Deloitte & Touche, LLP has served as the Company's auditors since 1983. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


                             SHAREHOLDER PROPOSALS


     Appropriate proposals of shareholders intended to be presented at the Company's next annual meeting of shareholders (which the Company currently intends to hold in August of 1996) must be received by the Company by March 18, 1996 for inclusion in its proxy statement and form of proxy relating to that meeting. If the date of the next annual meeting is changed by more than 30 calendar days from such anticipated time frame, the Company shall, in a timely manner, inform its shareholders of the change and the date by which proposals of shareholders must be received.


                                 MISCELLANEOUS

     Management does not know of any other matters to come before the meeting. If any other matters properly come before the meeting, however, it is the intention of the persons designated as Proxies to vote in accordance with their best judgment on such matters.


                                 ANNUAL REPORT


     The Company's 1995 Annual Report to Shareholders is enclosed with this Proxy Statement. The Annual Report is not a part of the proxy soliciting material. Additional copies of such Annual Report along with copies of the Company's Annual Report on Form 10-K for the fiscal year ended April 2, 1995, as filed with the Securities and Exchange Commission (exclusive of documents incorporated by reference), are available without charge to shareholders upon written request to Investor Relations, Crown Crafts, Inc., 1600 RiverEdge Parkway, Suite 200, Atlanta, Georgia 30328.

                                    ANNEX A

                           TEXT OF PROPOSED ARTICLE 5
                        OF THE ARTICLES OF INCORPORATION
                                       OF
                               CROWN CRAFTS, INC.

(a) The maximum amount of shares of stock that this corporation shall be authorized to issue shall be 60,000,000 shares which are to be divided into two classes as follows:

     50,000,000 shares of Common Stock, par value $1.00 per share; and

     10,000,000 shares of Preferred Stock.

The Common Stock may be created and issued from time to time in one or more series with voting rights for each series as determined by the Board of Directors of the Corporation and set forth in the resolution or resolutions providing for the creation and issuance of the stock in such series. The Preferred Stock may be created and issued from time to time in one or more series with such designations, preferences, limitations, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as determined by the Board of Directors of the Corporation and set forth in the resolution or restrictions providing for the creation and issuance of the stock in such series.

(b) The Corporation shall have the authority to issue fractional shares with proportionate dividend, liquidation and voting rights.

                                   ANNEX B

                   TEXT OF PROPOSED ARTICLE III, SECTION 2
                                OF THE BY-LAWS
                                      OF
                              CROWN CRAFTS, INC.


     2. Number, Election and Term. The number of directors which shall constitute the whole board shall be not less than three nor more than fifteen, the exact number thereof to be determined by resolution of the Board of Directors; provided, however, that the number of directors may be increased or decreased from time to time by the Board of Directors by amendment of this by-law, but no decrease shall have the effect of shortening the term of an incumbent director. The directors shall be elected by plurality vote at the annual meeting of shareholders, except as hereinafter provided. Directors shall be natural persons who have attained the age of 18 years, but need not be residents of the State of Georgia or shareholders of the corporation. The Board of Directors of the corporation shall be divided into three classes which shall be as nearly equal in number as is possible. At the first election of directors to such classified Board, each Class 1 director shall be elected to serve until the next ensuing annual meeting of shareholders, each Class 2 director shall be elected to serve until the second ensuing annual meeting of shareholders and each Class 3 director shall be elected to serve until the third ensuing annual meeting of shareholders, and in each case until his or her successor is elected and qualified or until his or her earlier death, resignation or removal from office. At each annual meeting of shareholders following the meeting at which the Board of Directors is initially classified, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to serve until the third ensuing annual meeting of shareholders. Notwithstanding any of the foregoing provisions of this Section 2, directors shall serve until their successors are elected and qualified or until their earlier death, resignation or removal from office.

     In the event of any change in the authorized number of directors, the number of directors in each class shall be adjusted so that thereafter each of the three classes shall be composed, as nearly as may be possible, of one-third of the authorized number of directors; provided, that any change in the authorized number of directors shall not increase or shorten the term of any director, and any decrease shall become effective only as and when the term or terms of office of the class or classes of directors affected thereby shall expire, or a vacancy or vacancies in such class or classes shall occur.

                                   ANNEX C

                              CROWN CRAFTS, INC.
                            1995 STOCK OPTION PLAN



                                  ARTICLE I.

                                 DEFINITIONS

     As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

           (a) "Annual Meeting Date" shall mean the date of the annual meeting of the shareholders of the Company at which the directors are elected.

           (b)   "Board" shall mean the Board of Directors of the Company.

           (c) "Change in Control" shall mean the occurrence of any of the following:

                 (i) The Company is merged, consolidated or reorganized into or with another corporation or other legal person and as a result of such merger, consolidation or reorganization less than two-thirds of the combined voting power of the then-outstanding securities of such other corporation or person immediately after such transaction are held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of directors (the "Voting Stock") of the Company immediately prior to such transaction;

                 (ii) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and as a result of such sale or transfer, less than two-thirds of the combined voting power of the then-outstanding voting securities of such other corporation or entity immediately after such sale or transfer are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                 (iii) The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company;

                 (iv)        There is a report filed on Schedule 13D or
     Schedule 14D-1 under the Exchange Act (or any successor schedule, form, report or item therein), disclosing that any person (as the term "person" is used in Section 13(d)(3) or

     Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined under Rule 13d-3 or any successor rule) of securities representing 20% or more of the combined voting power of the Voting Stock of the Company;

                 (v) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in, or in response to, Form 8-K or Schedule 14A (or any successor schedule, form or report) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

                 (vi) If during any period of two consecutive years, individuals who at the beginning of such period constitute the directors of the Company cease for any reason to constitute at least two-thirds thereof; provided, however, that for such purposes each director who is first elected, or first nominated for election by the Company's shareholders, by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period will be deemed to have been a director of the Company at the beginning of such period; or

                 (vii) Notwithstanding the foregoing provisions of paragraphs (iv) or (v) above, a Change in Control shall not be deemed to have occurred for purposes of paragraphs (iv) or (v) solely because (a) any entity in which the Company, directly or indirectly, beneficially owns 50% or more of the voting securities of such entity (an "Affiliate"), (b) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any Affiliate or (c) any group whose beneficial ownership includes Voting Stock owned of record or beneficially, directly or indirectly, by Philip Bernstein, his spouse or his lineal descendants, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership;

                 (viii) Notwithstanding the foregoing paragraphs (i) through (vi) above, solely with respect to Options granted under Article VI to Employees (and not with respect to any Option granted to a Nonemployee Director under Article VII) a Change in Control shall not be deemed to have occurred if so determined by a vote of a majority of the directors described in paragraph (vi) above prior to an event described in paragraph

     (i) through (iii) or within 90 days after the occurrence of an event described in paragraph (iv) or (v) above.

           (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

           (e) "Committee" shall mean a committee of the Board designated by the Board to administer the Plan. For purposes of any action taken with respect to an Option granted to an officer or director of the Company subject to Section 16 of the Exchange Act, the Committee shall consist solely of two or more Nonemployee Directors. For purposes of any action taken with respect to an Option granted to any other Employee, the Committee may delegate its authority under the Plan to any member or members of the Board.

           (f)   "Company" shall mean Crown Crafts, Inc., a Georgia corporation.

           (g) "Disabled Person" shall mean an Employee who, as determined by a licensed physician acceptable to the Committee and evidenced by a certificate to the Company, is completely unable to engage in the Employee's regular occupation by reason of any physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months; provided, the determination of the Committee in its sole discretion as to the classification of an employee as a Disabled Person shall be final.

           (h)   "Effective Date" shall mean May 13, 1995.

           (i) "Employee" shall mean any common law employee of the Company or any of its Subsidiaries who is determined by the Committee to be a "key employee" of the Company or such Subsidiary.

           (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

           (k) "Fair Market Value" shall mean the fair market value of the Stock as determined by the Committee for the date in question. If the Stock is listed on a national securities exchange, the fair market value per share of Stock shall be not less than 100% of the closing price of the Stock on such national securities exchange on such date. If the Stock is listed on a national securities exchange but no sales of shares of Stock occurred thereon on such date, the fair market value per share of Stock shall be not less than 100% of the closing price of the Stock on the closest date preceding such date. If the Stock is not listed on a national securities exchange, the fair market value of the Stock shall be determined by the method or procedures as established from time to time by the Committee.

           (l) "Incentive Stock Option" shall mean an option to purchase any stock of the Company, which option complies with and is subject to the terms, limitations and conditions of Section 422 of the Code and any regulations promulgated with respect thereto.

           (m) "LSAR" shall mean a limited stock appreciation right granted pursuant to Article VIII of the Plan.

           (n) "Nonemployee Director" shall mean a member of the Board of Directors who is not an Employee at the time of grant of an Option.

           (o) "Nonstatutory Stock Option" shall mean an option to purchase any stock of the Company, which option does not qualify for treatment as an Incentive Stock Option under Section 422 of the Code but instead is subject to tax under Section 83 of the Code.

           (p) "Option" shall mean either an Incentive Stock Option or a Nonstatutory Stock Option granted to an Employee or Nonemployee Director pursuant to the Plan.

           (q) "Optionee" shall mean an Employee or Nonemployee Director to whom an Option has been granted hereunder.

           (r) "Plan" shall mean the Crown Crafts, Inc. 1995 Stock Option Plan, the terms of which are set forth herein.

           (s) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

           (t) "Stock" shall mean the $1.00 par value common stock of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different class or series of stock or other securities of the Company or some other corporation, such other stock or securities.

           (u) "Stock Option Agreement" shall mean a written document evidencing an Option grant by the Company to the Optionee under which the Optionee may purchase Stock under the Plan.

           (v) "Subsidiary" shall mean any corporation in which the Company owns or controls directly or indirectly more than 50% of the total combined voting power represented by all classes of stock issued by such corporation at the time of grant of any Option.

           (w) "Ten Percent Shareholder" shall mean any person who, as of the date an Option is granted to such person, owns or is considered to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company. For this purpose, a person shall be considered to own
(i) the stock
owned, directly or indirectly, by or for such person's brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants; and (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust in proportion to such person's stock interest, partnership interest or beneficial interest therein.


                                 ARTICLE II.

                                   THE PLAN

     2.1 Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by affording selected Employees and Nonemployee Directors an opportunity to acquire or increase their proprietary interests in the Company by granting such persons Options to purchase Stock in the Company.

     2.2 Effective Date. The Plan shall become effective on the Effective Date; provided, if the Plan is not approved by the holders of a majority of the shares of stock of the Company represented at a meeting and entitled to vote thereon within 12 months before or after the date on which the Plan is adopted by the Board, the Plan and any Options granted thereunder shall terminate and become null and void.

     2.3 Termination Date. Subject to Section 2.2 hereof, the Plan shall terminate and no further Options shall be granted hereunder upon the 10th anniversary of the Effective Date.


                                 ARTICLE III.

                                 PARTICIPANTS

     Employees and Nonemployee Directors shall be eligible to participate in the Plan. The Committee may grant Options to any Employee as it may determine from time to time in its sole discretion. In addition, Nonemployee Directors shall be awarded Options on a nondiscretionary basis as provided in Article VII hereof.


                                 ARTICLE IV.

                                ADMINISTRATION

     4.1   Duties and Powers of Committee.

           (a) The Plan shall be administered by the Committee. The Board may from time to time remove members from, or add members to, the Committee and shall fill any vacancy on the Committee. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The determination of the Committee on the matters referred to in this Section 4.1 shall be conclusive.

           (b) Subject to the express provisions of the Plan, the Committee shall have the discretion and authority to determine to whom from among the Employees an Option will be granted, the time or times at which each Option granted to an Employee may be exercised, the number of shares of Stock subject to each such Option and the terms and conditions of each such Stock Option Agreement. Subject to the express provisions of the Plan, the grant of an Option by the Committee shall be final and shall not be subject to approval by any other party. Notwithstanding the foregoing or anything in the Plan to the contrary, the Committee shall not exercise discretion with respect to grants of Options to Nonemployee Directors or the terms and conditions of Stock Option Agreements with Nonemployee Directors, which shall be subject to Article VII hereof.

           (c) Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and requirements relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable in the administration of the Plan, including, without limitation, the amending or altering of the Plan and any Options granted hereunder as may be required to comply with or to conform to any federal, state or local laws or regulations.

           (d) No member of the Board or the Committee shall be liable to any person for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

     4.2 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all the members of the Committee shall constitute the action of the Committee.


                                  ARTICLE V.

                       SHARES OF STOCK SUBJECT TO PLAN

     5.1   Limitations.  Subject to adjustments pursuant to the provisions of
Section 5.2 hereof, the maximum number of shares of Stock that may be issued and sold pursuant to the exercise of Options hereunder, in the aggregate or to any one Employee, shall not exceed 1,500,000 shares of Stock. The grant of an LSAR shall not reduce the number of shares of Stock that may be issued and sold hereunder. Shares of Stock subject to an Option may be either authorized but unissued shares or shares issued and reacquired by the Company. If outstanding Options granted hereunder shall terminate or expire for any reason without being wholly exercised, the shares of Stock allocable to any unexercised portion of such Option may again be the subject of an Option granted under the Plan.

     5.2   Adjustments.   In the event of any stock dividend, stock split,
combination of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spin-off, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or any other corporate transaction having an effect similar to any of the foregoing:

           (a) The Committee may make or provide for such adjustments in the number of shares of Stock subject to each outstanding Option, the Option price applicable to such Option and the kind of shares covered thereby, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Optionees;

           (b) The Committee may make or provide for such adjustments in the number of shares specified in Sections 5.1 and 7.2 as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect such transaction or event; and

           (c) The Committee may provide in substitution for any or all outstanding Options such alternative consideration as the Committee may in good faith determine to be equitable under the circumstances, or it may provide that the Optionee will be entitled to receive an equivalent grant or award in respect of securities of the surviving entity of any merger, consolidation or other transaction having a similar effect.

     Notwithstanding the foregoing, (i) any adjustments or amendments to Incentive Stock Options under this Section 5.2 shall, if determined by the Committee, be made in accordance with Section 424(a) of the Code so as to preserve the status of such Options as incentive stock options under Section 422 of the Code, and (ii) Nonstatutory Stock Options subject to grants or previously granted to Nonemployee Directors at the time of any such event described in this Section 5.2 shall be subject only to such adjustment as shall be necessary to maintain the proportionate interest of the Optionee and preserve, without exceeding, the value of the Option.

                                 ARTICLE VI.

                      OPTIONS TO BE GRANTED TO EMPLOYEES

     6.1 General. The provisions of this Article VI shall apply to Options granted by the Committee to Employees and, except as expressly set forth in
Article VII, shall not apply to Options granted to Nonemployee Directors.

     6.2 Option Grant. Each Option granted hereunder to an Optionee shall be evidenced by minutes of a meeting of the Committee or the written consent of the Committee, and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee. As to each such grant hereunder, the terms of the Option, including the Option's duration, time or times of exercise, and exercise price shall be stated in the Stock Option Agreement. The Stock Option Agreement shall clearly identify whether the Options granted are Incentive Stock Options or Nonstatutory Stock Options. If an Incentive Stock Option and a Nonstatutory Stock Option are issued together, the right of the Optionee to exercise or surrender one such Option shall not be conditioned on the surrender of, or failure to exercise, the other Option. The terms and conditions of each Stock Option Agreement shall be consistent with the Plan, and in the event of any inconsistencies between the Plan and any Stock Option Agreement, the terms of the Plan shall control.

     6.3 Optionee Limitations. To the extent that the aggregate Fair Market Value of stock of the Company with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other Incentive Stock Option plans of the Company) exceeds $100,000, such options shall be treated as Nonstatutory Stock Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this
Section 6.3, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

     6.4 Option Price. The per share Option price of the Stock subject to each Incentive Stock Option shall be equal to the Fair Market Value of the Stock on the date the Option is granted; provided, the Option price of the Stock subject to any Incentive Stock Option granted to a Ten Percent Shareholder shall be equal to at least 110% of the Fair Market Value of the Stock. The per share Option price of the Stock subject to each Nonstatutory Stock Option shall be determined by the Committee, and may be less than Fair Market Value on the date the Option is granted.

     6.5 Exercise Period. The period of the exercise of each Option shall be determined by the Committee, but in no instance shall the exercise period for an Incentive Stock Option exceed 10 years (5 years in the case of an Option granted to a Ten Percent Shareholder) from the date of grant of the Option.
The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

     6.6 Acceleration Upon Change in Control. Unless otherwise determined by the Committee and set forth in the Stock Option Agreement, each Option shall become fully and immediately exercisable upon the occurrence of a Change in Control, provided that the Optionee is employed by the Company or a Subsidiary on the date of such Change in Control. Notwithstanding the foregoing, if an Employee exercises an LSAR following an event described in paragraph (iv) or
(v) of the definition of Change in Control contained in Article I hereof, the exercise of any portion of the Option which would not, except to the extent that such event constitutes a Change in Control, then be exercisable shall not be effective until the expiration of the 90 day period following such event.
If the directors determine that the event did not constitute a Change in Control in accordance with paragraph (viii) of such definition, the exercisability of the Option shall not be accelerated.

     6.7 Option Exercise. Unless otherwise provided in the Stock Option Agreement, an Option shall be exercisable in whole or in part at any time and from time to time prior to expiration of the Option. The Committee shall have the authority in its sole discretion to prescribe in any Stock Option Agreement that the Option may be exercised in installments during the term of the Option and to further condition an Optionee's right to exercise all or any portion thereof.

           (a) An Option may be exercised at any time and from time to time during the term of the Option as to any or all full shares of Stock that have become purchasable under the provisions of the Option, but not at any time as to fewer than 100 shares unless the remaining shares that are purchasable are fewer than 100 shares. An Option shall be exercised by written notice of exercise of the Option with respect to a specified number of shares of Stock delivered to the Company at its principal office.

           (b) The Option price for the number of shares of Stock with respect to which the Option is being exercised shall be paid in full in cash or check acceptable to the Company, and the Company shall not be required to deliver certificates for such shares until such payment has been made; provided, in lieu of cash funds, an Optionee may, to the extent permitted by the Stock Option Agreement at the date of grant, exercise the Option in whole or in part (i) by tendering to the Company nonforfeitable shares of Stock owned by the Optionee for at least 6 months and having a Fair Market Value equal to the Option price applicable to the Option, or a combination of cash and shares or (ii) by deferred payment from the proceeds of sale through a broker of some or all of the shares of Stock to which the exercise relates. The Optionee shall not have any of the rights of a stockholder with respect to the shares of Stock subject to the

Option until such shares have been issued or transferred to the Optionee upon the exercise of the Option.

           (c) In addition to and at the time of payment of the Option price, the Optionee shall pay to the Company in cash or check acceptable to the Company the full amount of any federal, state or local withholding or other employment taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of such exercise. To the extent permitted by the Committee at the time of exercise, any withholding obligation may be satisfied by relinquishment of that number of the shares of Stock with respect to which the Option is being exercised having a Fair Market Equal to the required withholding, or a combination of cash and shares. In addition, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the Optionee, upon such terms and conditions as the Committee shall prescribe.

     6.8 Nontransferability of Option. Except as expressly authorized by the Committee, no Option may be transferred by an Optionee otherwise than by will or the laws of descent and distribution.

     6.9   Termination of Service.  Except as otherwise provided in Section
6.11 hereof, in the event of termination of the employment of an Optionee by the Company or a Subsidiary for any reason, including retirement, any Option held by the Optionee, to the extent not theretofore exercised, shall forthwith terminate unless the Committee, in its sole discretion, provides in the Stock Option Agreement that the Option shall be exercisable after such termination (but only to the extent of the number of shares of Stock with respect to which the Option may be exercised at the date of termination of employment), and, provided further, that in no event shall any Stock Option Agreement provide for the extension of the period during which the Option may be exercised beyond the earlier of (i) the expiration of the period of exercisability of such Option as specified in the Stock Option Agreement, or (ii) 90 days from the date of termination.

     6.10 No Right to Employment. Nothing in the Plan or in any Option or Stock Option Agreement shall confer on any person any right to continue in the employ of the Company or a Subsidiary or shall interfere in any way with any right the Company or a Subsidiary may have to terminate such person's employment at any time.

     6.11 Death or Disability of Holder of Option. In the event any Optionee dies or becomes a Disabled Person while the Optionee is an employee of the Company or a Subsidiary, any Option created pursuant to the Plan held by the Optionee (i) shall become immediately exercisable in full (unless otherwise specified in the Stock Option Agreement), and (ii) may be exercised by the Optionee or the legatee or legatees under the Optionee's will, or by the Optionee's personal representative or distributees, within 1 year following the date of the Optionee's disability or death, or such shorter period as may be specified in the Stock Option Agreement, but in no event after the expiration of the period of exercisability of such Option as specified in the Stock Option Agreement. If an Option granted hereunder shall be exercised by the personal representative of a deceased, disabled or former employee, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such personal representative or other person to exercise such Option.


                                 ARTICLE VII.

                OPTIONS TO BE GRANTED TO NONEMPLOYEE DIRECTORS

     7.1 Nondiscretionary Grants. Each Option granted hereunder to a Nonemployee Director shall be evidenced by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee. Each such Stock Option Agreement shall include and conform to the terms and conditions set forth in this Article VII, and such other terms and conditions not inconsistent herewith.

     7.2 Annual Grants. On the first business day following each Annual Meeting Date, each Nonemployee Director serving on the Board of Directors on such date shall be granted an Option to purchase 2,000 shares of Stock. Each Option granted to a Nonemployee Director shall include a related LSAR as described in Article VIII hereof.

     7.3 Option Price. The per share Option price of the Stock subject to each Option granted to a Nonemployee Director shall be equal to the Fair Market Value of the Stock on the date the Option is granted.

     7.4 Exercise Period. Each Option granted to a Nonemployee Director shall first become exercisable with respect to one-third of the number of shares subject to the Option on each of the first three anniversaries of the date of grant and shall expire on the fifth anniversary of the date of grant of the Option. Notwithstanding the foregoing, each Option granted to a Nonemployee Director shall become fully and immediately exercisable upon the occurrence of a Change in Control.

     7.5 Option Exercise. Each Option granted to a Nonemployee Director may be exercised in the manner described in Section 6.7(a) and (b) hereof. Each such Stock Option Agreement shall provide for the exercise of such Option by payment of cash or check or by the tender of shares of Stock in the manner described in Section 6.7(b) hereof.

     7.6 Nontransferability of Option. No Option shall be transferred by a Nonemployee Director otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, an Option shall be exercisable only by the Optionee.

     7.7 Termination of Membership on the Board. If a Nonemployee Director terminates membership on the Board of Directors for any reason, including death, an Option held by the Optionee on the date of such termination may be exercised in whole or in part (but only to the extent of the number of shares of Stock with respect to which the Option was exercisable at the date of such termination) at any time prior to the earlier of (i) the expiration of the period of exercisability of such Option as specified in Section 7.4, or (ii) 90 days from the date of termination. If an Option granted hereunder shall be exercised by the personal representative of a deceased Nonemployee Director, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any Nonemployee Director, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such personal representative or other person to exercise such Option.


                                ARTICLE VIII.

                      LIMITED STOCK APPRECIATION RIGHTS

     8.1 General. Each Option granted to a Nonemployee Director, and unless otherwise determined by the Committee, each Option granted pursuant to the Plan shall include a limited stock appreciation right ("LSAR") relating to a number of shares of Stock subject to such option. Each LSAR granted hereunder shall be subject to the terms and conditions set forth below:

     8.2 Benefit Upon Exercise. The exercise of an LSAR with respect to any number of shares of Stock shall entitle the Optionee to a cash payment, for each such share, equal to the excess of (a) the greater of (i) the highest price per share of Stock paid in a tender offer, exchange offer or merger occurring in connection with the Change in Control with respect to which such LSAR became exercisable and (ii) the highest Fair Market Value of a share of Stock during the 60 day period immediately preceding such Change in Control over (b) the Option price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of 5 business days after the effective date of such exercise. The Company shall have the right to withhold from the payment an amount sufficient to satisfy any federal, state or local tax withholding obligations in respect of such exercise.

     8.3 Term and Exercise of LSARs. An LSAR shall be exercisable only during the period commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of 60 days after such date. Notwithstanding the preceding sentence, in the event that an LSAR held by any Optionee who is or may be subject to the provisions of Section 16 of the Exchange Act becomes exercisable prior to the expiration of 6 months following the date on which it is granted, the LSAR shall also be exercisable during the period commencing on the first day immediately following the expiration of such 6 month period and terminating on the expiration of 60 days following such date. Notwithstanding anything else herein, an LSAR may be exercised only if and to the extent that the Option to which it relates is exercisable.

           (a) The exercise of an LSAR with respect to a number of shares of Stock shall cause the immediate and automatic cancellation of the related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this subsection), with respect to a number of shares of Stock, shall cause the cancellation of the LSAR with respect to an equal number of shares.

           (b) Each LSAR shall be exercisable in whole or in part; provided, no partial exercise of an LSAR shall be for fewer than 100 shares of Stock. The partial exercise of an LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

           (c) No LSAR shall be assignable or transferable otherwise than together with its related Option.

           (d) An LSAR shall be exercised only by written notice of exercise served upon the Company specifying the number of shares of Stock in respect of which the LSAR is being exercised and the proposed effective date of exercise. The Optionee may withdraw such notice at any time prior to the close of business on the business day immediately preceding the proposed effective date of exercise.

           (e) Notwithstanding anything to the contrary in this Article VIII, if an Employee exercises an LSAR following an event described in paragraph (iv) or (v) of the definition of Change in Control contained in Article I hereof, no payment shall be made to the Employee during the 90 day period following such event. If the directors determine that the event did not constitute a Change in Control in accordance with paragraph (viii) of such definition, the exercise of the LSAR shall be invalid. During this 90 day period, the Employee may withdraw the notice of exercise of the LSAR at any time.

                                 ARTICLE IX.

                              STOCK CERTIFICATES

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

           (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

           (b) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee shall in its discretion deem necessary or advisable; and

           (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Committee shall in its sole discretion determine to be necessary or advisable.


                                  ARTICLE X.

                           PURCHASE FOR INVESTMENT

     Except as hereafter provided, the Board may require as a condition of issuance of any shares of Stock pursuant to this Plan that the holder of an Option granted hereunder shall, upon any exercise thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the shares of Stock acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent resale or distribution of any of such shares of Stock shall be made only pursuant to either (a) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which registration statement has become effective and is current with regard to the shares of Stock being sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer of sale or sale of such shares of Stock, if required by the Company, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to issuances by the Company so long as the shares of Stock being issued are registered under the Securities Act and a prospectus in respect thereof is current.

                                 ARTICLE XI.

                                   LEGENDS

     The Company may endorse such legend or legends upon the certificates for shares of Stock issued upon exercise of an Option granted hereunder, and the Committee may issue such "stop transfer" instructions to its transfer agent in respect of such shares of Stock, as the Committee, in its discretion, determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act,
(ii) implement the provisions of any agreement between the Company and the Optionee with respect to such shares of Stock, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in
Section 421(b) of the Code, of shares of Stock transferred upon exercise of an Incentive Stock Option granted under the Plan.


                                 ARTICLE XII.

               TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

     The Board may at any time terminate the Plan, and may at any time and from time to time and in any respect amend or modify the Plan; provided, the Board, without approval of the shareholders of the Company, may not adopt any amendment to the Plan if the amendment would:

           (a) increase the total number of shares of Stock that may be issued pursuant to the Plan except as contemplated in Section 5.2 hereof;

           (b) materially increase the benefits accruing to participants in the Plan; or

           (c) materially modify the requirements as to eligibility for participation in the Plan.

     Provided further, in no event shall any provision of Article VII hereof be amended more than once every 6 months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder, or rules promulgated by the Securities and Exchange Commission.

     Notwithstanding the foregoing, the Board shall not terminate, amend or modify the Plan in any manner so as to affect the price of the shares of Stock purchasable pursuant to any Option theretofore granted under the Plan without the consent of the Optionee or transferee of the Option. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted.


                                ARTICLE XIII.

                   RELATIONSHIP TO OTHER COMPENSATION PLANS

     The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, nor shall the adoption of the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees. Any benefits earned or income realized under the Plan shall not be deemed to constitute compensation or income for purposes of any other plan or payroll practice of the Company or any Subsidiary, except as expressly set forth in such other plan or practice.


                                 ARTICLE XIV.

                                MISCELLANEOUS

     14.1 Plan Binding on Successors. The Plan shall be binding upon the Company, its successors and assigns.

     14.2 Number and Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

     14.3 Headings. Headings of articles and sections hereof are inserted for convenience and reference only and constitute no part of the Plan.

     14.4 Applicable Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Georgia, without reference to the principles regarding conflicts of laws.

     14.5 Restricted Shares. Any and all shares of Stock issued pursuant to this Plan shall be subject to the terms and conditions of any other agreement between the Optionee and the Company with respect to such shares of Stock.

                                  May 26, 1995



Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

           Re:   Preliminary Proxy Statement - Crown Crafts, Inc.
                 (SEC File No. 1-7604)

Dear Sir/Madam:

     We hereby submit for filing on behalf of Crown Crafts, Inc. (the "Company"), pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), preliminary copies of the proxy statement and form of proxy. There will be no other soliciting material furnished to the Company's stockholders. It is anticipated that the definitive proxy statement and proxy will be mailed to the Company's stockholders on or about July 3, 1995.

     A wire transfer of funds in the amount of $125.00 has been sent to the Securities and Exchange Commission's lockbox at Mellon Bank to cover the filing fee.

     If you have any questions regarding this submission, please feel free to contact the undersigned by phone at 404-644-6262 or in care of Crown Crafts, Inc., 1600 RiverEdge Parkway, Suite 200, Atlanta, Georgia 30328.


                                         Very truly yours,


                                         Laurie R. Berkin
                                         Staff Counsel



cc:  The New York Stock Exchange

                                                                   APPENDIX A

                               CROWN CRAFTS, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
           CROWN CRAFTS, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                 August 8, 1995


                 The undersigned stockholder hereby constitutes and appoints each of Michael H. Bernstein and Roger D. Chittum, with full power of substitution, to act as proxy for and to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Crown Crafts, Inc. (the "Annual Meeting") to be held on August 8, 1995 at 10:00 a.m., at the Company's Calhoun, Georgia Distribution Center, 1093 Marine Drive, Calhoun, Georgia, or at any adjournment(s) or postponements thereof, on all matters coming before the Annual Meeting.


                 THE PROXIES SHALL VOTE AS SPECIFIED BELOW, OR IF A CHOICE IS NOT SPECIFIED FOR ANY OF THE FOLLOWING PROPOSALS, THE PROXIES SHALL VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5 BELOW.


                 The undersigned instructs said proxies to vote:

1. To elect the ten director nominees listed below to the Board of Directors of Crown Crafts, Inc., each for the term specified below, assuming Proposal 4 is approved by the shareholders, or, if Proposal 4 is not approved by the shareholders, then each for a one year term.

         Philip Bernstein  Rudolph J. Schmatz  Jane E. Shivers
                         (each for a term of one year)

         E. Randall Chestnut  Roger D. Chittum  Patricia G. Knoll
                                Alfred M. Swiren
                         (each for a term of two years)

         Michael H. Bernstein  Paul A. Criscillis, Jr.  Richard N. Toub
                        (each for a term of three years)

         (   )   FOR all nominees
         (   )   WITHHOLD AUTHORITY to vote for all nominees
         (   )   FOR all nominees, except vote withheld from the following
                 nominees:_______________________________

2. Approval of an amendment to the Company's Articles of Incorporation to increase the authorized shares of common stock of the Company from 15,000,000 to 50,000,000.

         (   )   FOR
         (   )   AGAINST
         (   )   ABSTAIN

3. Approval of an amendment to the Company's Articles of Incorporation to authorize a new class of 10,000,000 shares of preferred stock.

         (   )   FOR
         (   )   AGAINST
         (   )   ABSTAIN

4. Approval of an amendment to the Company's Bylaws to divide the Company's Board of Directors into three classes, to serve staggered terms of office.

         (   )   FOR
         (   )   AGAINST
         (   )   ABSTAIN


5.       Approval of the Company's 1995 Stock Option Plan.

         (   )   FOR
         (   )   AGAINST
         (   )   ABSTAIN

6. The undersigned further gives the proxies authority to vote according to his or her best judgment with respect to any other matters which properly come before the meeting.

                 The undersigned acknowledges the receipt of Notice of the Annual Meeting and Proxy Statement, each dated July 3, 1995 and the Annual Report to Shareholders, and hereby revokes any proxy or proxies heretofore given by the undersigned relating to the Annual Meeting.

                                       Signature:_______________________________
                                       Date:____________________________________

(Signature should conform to name and title stenciled hereon. Executors, administrators, trustees, guardians and attorneys should add their titles upon signing.)

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.